UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2018

IMMUNOMEDICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12104	61-1009366
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

300 The American Road Morris Plains, New Jersey	07950
(Address of Principal Executive Offices)	(Zip Code)

(973) 605-8200

Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

On December 20, 2018, Immunomedics, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with BSP Pharmaceuticals S.p.A., an Italian corporation (“BSP”), effective as of December 18, 2018.  Pursuant to the Letter Agreement, (a) BSP and the Company will negotiate in good faith to execute and deliver a definitive agreement (the “Definitive Agreement”) for the commercial supply by BSP to the Company of the Company’s antibody-drug conjugate sacituzumab govitecan by manufacturing batches of bulk drug substance and drug product, (b) the Company reserved capacity with BSP for the production of bulk drug substance and drug product for production in 2019 and 2020, and (c) the Company and BSP agreed upon minimum purchase and supply obligations for batches of bulk drug substance and drug product for 2019 and 2020 (the “Supply Activities”).  As consideration for the Supply Activities, the Company will be responsible to order a minimum amount of bulk drug substance and drug product for production in 2019 and 2020, and for which an aggregate of €22,965,000 shall be due in 2019 and €23,670,000 shall be due in 2020, with the amount due in 2020 subject to a 20% increase or decrease based on the forecasts provided by the Company in the Letter Agreement.  The Letter Agreement terminates upon the earlier of the (i) completion of the Supply Activities described in the Letter Agreement and (ii) the effective date of the Definitive Agreement.

The Company expects to file the Letter Agreement as an exhibit to its Transition Report on Form 10-K for the six-month period ending December 31, 2018, and intends to seek confidential treatment for certain terms and provisions of the Letter Agreement. The foregoing description of the Letter Agreement is qualified in its entirety by reference to the text of the Letter Agreement, when filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2018	By:	/s/ Michael Pehl
Name: Michael Pehl
Title: President and Chief Executive Officer